EXHIBIT 10.9




















                        RETIREMENT PLAN
                              FOR
                       SALARIED EMPLOYEES
                               OF
                   IMC GLOBAL OPERATIONS INC.

                   Effective February 1, 1988
            Including Amendments Number One and Two
                    and Amended and Restated
                   Effective January 1, 1989

                RETIREMENT PLAN FOR SALARIED EMPLOYEES
                                  OF
                      IMC GLOBAL OPERATIONS INC.


                           TABLE OF CONTENTS
                           -----------------


ARTICLE & SECTION                                            PAGE
-----------------                                            ----

Article 1 - Title                                               2

Article 2 - Definitions                                         2

Article 3 - Participation - Commencement of Participation      14

Article 4 - Contributions

     Section 4.1. Contributions                                14

     Section 4.2. Trust                                        15

Article 5 - Pensions

     Section 5.1. Normal and Deferred Retirement               16

     Section 5.2. Early Retirement                             16

     Section 5.3. Minimum Normal, Deferred and Early
       Retirement Benefits                                     18

     Section 5.4. Vested Termination Prior to Early Retirement 18

     Section 5.5. Responsibility to Advise Administrator
       of Current Address                                      19

     Section 5.6. Commencement of Benefits                     19

     Section 5.7. Benefit Commencement Pursuant to a Qualified
       Domestic Relations Order                                20

     Section 5.8  Transferred Employees                        20



ARTICLE & SECTION                                            PAGE
-----------------                                            ----


Article 6 - Pension Forms

     Section 6.1. Basic Pension Form                           21

     Section 6.2. Optional Pension Forms                       22

     Section 6.3. Survivor Benefits                            23

     Section 6.4. Election Procedures                          24

     Section 6.5. Payment of Small Benefits in a Lump Sum      29

     Section 6.6. Election of Option 6 under Section 6.2       29

     Section 6.7. Coordination with Limitations on
       Contributions and Benefits                              30

     Section 6.8. Direct Rollovers                             30

Article 7 - Limitations on Pensions

     Section 7.1. Maximum Annual Benefits                      30

     Section 7.2. Limitation Year and Combination Plan Limits  31

     Section 7.3. Distribution Restrictions                    31

Article 8 - Special Participation and Distribution Rules
              Relating to Reemploymentof Terminated
              Employees and Employment by Related Entities

      Section  8.1.  Reemployment of Terminated  or  Retired  Employees
32

     Section 8.2. Employment by Related Entities               35

     Section 8.3. Change of Status of Participant to Hourly
       Employee                                                36

     Section 8.4. Change of Status of Hourly Employee
       to Salaried Employee                                    37

Article 9 - Administration

     Section 9.1. The Committee                                38

ARTICLE & SECTION                                            PAGE
-----------------                                            ----


     Section 9.2. The Administrator                            41

     Section 9.3. Claims Procedure                             41

     Section 9.4. Actuary to be Employed                       42

     Section 9.5. Funding Policy                               43

     Section 9.6. Notices to Participants, Beneficiaries and
                    Contingent Pensioners                      43

      Section  9.7.  Notices to Employers, Administrator  or  Committee
43

     Section 9.8. Records                                      44

     Section 9.9  Limitation of Responsibility                 44

Article 10 - Participation by Other Employers

     Section 10.1. Adoption of Plan                            45

     Section 10.2. Withdrawal from Participation               46

     Section 10.3. Company as Agent for Employers              45

Article 11 - Continuance by a Successor                        46

Article 12 - Miscellaneous

     Section 12.1. Expenses                                    47

     Section 12.2. Non-Assignability                           47

     Section 12.3. Divestment for Cause                        48

     Section 12.4. Benefits Payable to Incompetents            48

     Section 12.5. Employment Non-Contractual                  49

     Section 12.6. Limitation of Rights                        49

ARTICLE & SECTION                                            PAGE
-----------------                                            ----


     Section 12.7. Merger or Consolidation with Another Plan   49

     Section 12.8. Liability for Benefit Payments              50

     Section 12.9  Mistake                                     50

Article 13 - Amendment, Withdrawal and Termination

     Section 13.1. Amendment                                   50

     Section 13.2. Withdrawal                                  52

     Section 13.3. Termination                                 53

     Section 13.4. Trust to be Applied Exclusively for
                     Participants andTheir Beneficiaries       56

Article 14 - Top Heavy Provisions

     Section 14.1. Introduction                                57

     Section 14.2. Definitions                                 57

     Section 14.3. Minimum Accrued Benefit                     59

     Section 14.4. Adjustment of Benefit                       60

     Section 14.5. Nonforfeitability of Benefit                60

     Section 14.6. Minimum Vesting                             61

     Section 14.7. Further Limitations                         61

Article 15 - Change in Control Provisions                      61
             RETIREMENT PLAN FOR SALARIED EMPLOYEES
                               OF
                   IMC GLOBAL OPERATIONS INC.




      The  Retirement Plan (the "Plan") for Salaried Employees  of  IMC

Global  Operations  Inc. (formerly IMC Fertilizer, Inc.),  as  adopted,

effective  February  1, 1988, is hereby amended and restated  effective

January  1,  1989, except as otherwise noted or required  by  law,  and applies  to  Participants who retire or otherwise terminate  employment after that date.



      Assets  were  transferred to the Trust for this Plan representing accrued  benefits  and  liabilities  for  active  participants  in  the predecessor  plan on January 31, 1988 who became participants  in  this

Plan  on February 1, 1988.  Additionally, assets were later transferred representing accrued benefits and liabilities for participants  in  the predecessor  plan who became participants in this Plan on or  prior  to

March 31, 1989.



      All such predecessor plan participants who became participants in this  Plan  subsequent  to April 1, 1989 accrue  service  and  credited service from the date of initial participation in this Plan only.



      Since original adoption certain provisions have been added to the

Plan   to  reflect  accruals  of  Service  and  Credited  Service   for

participants in the Predecessor Plan and to include adoption  of  Model

Amendments and other changes required by applicable law and regulation.



       Certain  salaried  employees  of  Freeport-McMoRan,  Inc.   were

transferred  to  the  Plan  on  or after July  1,  1993.  Additionally,

effective  April 16, 1992 the Retirement Plan for Hourly  Employees  of

IMC  Fertilizer,  Inc. Represented by Local #4-786  Oil,  Chemical  and

Atomic  Workers International Union AFL-CIO was merged into  this  Plan pursuant to the terms of Amendment Number Two to that Plan as set forth in Appendix A.



                           ARTICLE 1
                             TITLE


           The title of this plan, on and after November 1, 1994, shall be  "Retirement  Plan for Salaried Employees of IMC  Global  Operations

Inc." Prior to November 1, 1994 this Plan was known as "Retirement Plan for Salaried Employees of IMC Fertilizer, Inc."



                           ARTICLE 2
                          DEFINITIONS


          As used herein the following words and phrases shall have the following  respective  meanings unless the  context  clearly  indicates otherwise:


          (1) Accrued Benefit. A Participant's Normal Retirement Benefit determined under Article 5, based on his Salary, Final Average Earnings (if applicable), and Credited Service as of the date when his Accrued Benefit is being determined. Effective January 1, 1994, and except as otherwise provided by the Plan, the Accrued Benefit of each Section 401(a)(17) Employee under the Plan will be the greater of:

                (a) The Employee's Accrued Benefit determined under the benefit formula applicable for the Plan Year beginning January 1, 1994, as applied to the Employee's total years of Credited Service taken into account for determining his Accrued Benefit; or

          (b) The sum of:

                          (i) The Employee's Accrued Benefit as of December 31, 1993, frozen in accordance with Treas. Reg.
                1.401(a)(4)-13, and

                        (ii) The Employee's Accrued Benefit determined under the benefit formula applicable for the Plan Years beginning on or after January 1, 1994, as applied to the Employee's years of Credited Service for Plan Years beginning on or after January 1, 1994.

                          A  Section 401(a)(17) Employee
               is  an  Employee  whose  current  Accrued
               Benefit  as of a date on or after January
               1, 1994 is based on Salary for a year beginning before January 1, 1994 that exceeded $150,000.



          (1) Actuarial (or Actuarially) Equivalent. A benefit of value equivalent to the value of the benefit replaced as determined under actuarial mortality and interest assumptions. Except where otherwise provided by the Plan or required by applicable law and regulations, Actuarial Equivalent benefit forms will be determined under this Plan by applying an interest rate of the lesser of (A) six percent, or (B) the applicable interest rate as determined below; and mortality rates under the applicable mortality table as determined below. For purposes of this definition:



                     (a) The applicable interest rate is the interest rate(s) that would be used by the Pension Benefit Guaranty Corporation for valuing single sum benefits upon termination of a single employer Plan as of the month containing the Pension Starting Date for which the determination is made.





                     (b) The applicable mortality table is the 1976 Projected Experience Table rates, based on the experience underlying the 1971 Group Mortality Tables, without margins, with a projection for mortality improvements to 1976 by Scale E, and with mortality rates for Beneficiaries assumed to be equal to that for Participants seven years younger.

               No amendment of this definition will be applied to cause the Actuarial Equivalent of a Participant's accrued benefit to be less than it would have been, calculated as of the later of the date the amendment is adopted or effective, on the basis of the preamendment mortality and interest assumptions.

          (3) Administrator. The administrator of the plan appointed by the Company pursuant to Section 9.2.

          (4) Affiliate. Any corporation, trade or business that is a member of a controlled group of corporations (as defined in
          Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the Code) with the Company; any entity (whether or incorporated) which is a member of an affiliated service group (as defined in
          Section 414(m) of the Code) that includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o). For purposes of applying this definition and Sections 414(b) and
          (c) of the Code (and their cross-reference to Section 1563(a)(1) of the Code) to Article VII of the Plan, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" at each place it appears in
          Section 1563(a)(1) of the Code. For purposes of this definition, an Affiliate shall be considered an Affiliate only for the time during which it satisfies the above conditions for being an Affiliate.

          (5) Beneficiary or Designated Beneficiary. The person or persons, designated by a participant to receive the benefits provided by Sections 6.3(a) and 6.3(c).

          (6) Break in Service. Any period during which an Employee is not employed by an Employer or an Affiliate and which is not included in a period of employment. For purposes of determining whether an Employee has incurred a break in service, the Employee shall be deemed to be employed by an Employer or an Affiliate during any period in which he is in Military Service, provided that such Military Service does not extend beyond the date on which he could, with or without application, have been discharged and after discharge from such military service he returns to the employ of an Employer within the period prescribed by laws relating to the reemployment rights of persons in military service.

          (7) Change in Control: The term "Change in Control" of IMC Global Operations Inc. ("Group") when used in this Plan, is defined to occur on the date of the first to occur of the following:

                    (a) there occurs a change in control of Group of a nature that would be required to be reported in response to Item 6(3) of Schedule 14A of Regulations 14A or Item 1 of Form 8-K, promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement or, if neither item remains in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes;

                    (b) any 'person' (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of
               1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Group's then outstanding securities;

                     (c) the individuals who were members of the Board of Directors of Group, or of any class into which it is divided, immediately prior to a meeting of the shareholders of Group involving a contest for the election of directors shall not constitute a majority of the Board of Directors, or of such class, following such election;

                     (d) Group shall have merged into or consolidated with another corporation, or merged another corporation into Group, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of Group prior to such merger or consolidation.

          (8)  Code.  The Internal Revenue Code of 1986, as amended.

          (9)   Committee.   The Committee appointed by  the  Board  of
          Directors of the Company pursuant to Section 9.1.

          (10) Company. IMC Global Operations Inc., a Delaware corporation, and any corporation which succeeds to the business of such corporation and adopts the Plan pursuant to
          Article 11. Any action required by the Company shall be taken by resolution of the Board of Directors of the Company or by an officer of the Company authorized by such resolution or by the by-laws of the Company to take actions of that type respecting the Plan.

          (11) Contingent Pensioner. A participant's spouse, or the person (which may be the participant's spouse) designated by a participant to receive a pension if such person shall survive the participant under one of the options set forth in
          Section 6.2.

          (12) Covered Compensation. The thirty-five year average amount of the maximum taxable wage bases for purposes of
          Social  Security  ending with the calendar year  in  which  a
          Participant attains Social Security Retirement Age. If a Participant retires or otherwise terminates employment prior to attainment of Social Security Retirement Age, this thirty-five year average shall be calculated assuming that the taxable wage base in future years equals the taxable wage base in effect for the last calendar year in which the Participant is employed.

          (13) Credited Service. A participant's period of employment, used to determine the amount of his pension. The Credited Service of a Predecessor Plan Participant who was a participant in the Predecessor Plan on January 31, 1988 and who became a Participant in this Plan on February 1, 1988, shall be the sum of (1) his "credited service" under the predecessor plan as of January 31, 1988 and (ii) his Period of Employment subsequent to the effective date.

                A Predecessor Plan Participant who was a participant in the Predecessor Plan before January 31, 1988 and who became a Participant in this Plan after February 1, 1988, but on or before April 1, 1989, shall have his "credited service" under the Predecessor Plan recognized under this Plan; and a Transferred Employee shall have his "credited service" under the Freeport McMoRan Employees Retirement Plan recognized under this Plan to the extent required by Section 5.8(b), provided in either case that 1) he has not received or is not receiving benefits under the Predecessor Plan or the Freeport-McMoRan Employees Retirement Plan, and 2) such service would
          otherwise  be  recognized  under  the  provisions  of    this
          Paragraph (13) and Paragraphs (28), (36) and (45) of  Article
          2.

                A Participant who participated in the Predecessor Plan and first became eligible to participate in this Plan subsequent to April 1, 1989 shall accrue Service and Credited Service only from the date of eligibility to participate in this Plan.

          (14) Distributee. A person entitled to receive a distribution from the trust under Article 6. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
          Article 12 and Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

          (15) Effective Date. The effective date of the plan with respect to an Employee's Employer, which in the case of the Company shall be February 1, 1988, and in the case of any other Employer shall be the date designated by such employer.

          (16) Eligible Employee. An Employee of an Employer other than an hourly-paid employee, except to the extent provided by Section 8.3, and other than a leased employees within the meaning of Section 414(n)(2) or 414(o)(2) of the Code;


          (17) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's eligible rollover distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (18) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include:

                     (a) any distribution that is one of a series of substantially equal periodic payments made less
               frequently   than  annually  for  the  life   (or   life
               expectancy) of the distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                      (b)    any   distribution  to  the  extent   such
               distribution is required under Section 401(a)(9) of the Code; and

                     (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

          (19) Employee. An individual who is employed by an Employer or any Affiliate. Employee shall include leased employees within the meaning of Sections 414(n)(2) and 414(o)(2) of the Code, unless leased employees constitute less than 20% of the Employers' and Affiliates' nonhighly compensated workforce within the meaning of Section 414(n)(5)(c)(ii) of the Code and the leased employee is covered by a safe harbor plan of the leasing organization meeting the requirements of Section 414(n)(5)(B) of the Code as in effect at the relevant time.

                Any person employed by a foreign corporation shall be deemed to be an Employee of an Employer during his period of employment by such foreign corporation if

                         (i) not less than 100% of the voting stock of such foreign corporation is owned by an employer;

                          (ii)   the  employer  has  entered  into   an
               agreement under Section 3121(1) of the Code which applies to such foreign corporation;

                        (iii) the employee is a citizen of the United or is a permanent resident alien in the United States; and

                        (iv) contributions under a funded plan of deferred compensation are not provided by any other person with respect to the remuneration paid to such person by such foreign corporation.

                 The   term  Employee  shall  exclude  all  independent
          contractors and any other individuals whose only remuneration from the Company is reported on an IRS Form 1099.

          (20) Employer. The Company and any other corporation which, with the consent of the Company, elects to participate in the Plan in the manner described in Section 10.1 and any successor corporation which adopts the Plan pursuant to
          Article 11. If any such corporation withdraws from participation in the Plan pursuant to Section 10.2, or terminates its participation in the Plan pursuant to Section 13.3, such corporation shall thereupon cease to be an Employer.

          (21)  ERISA.  The Employee Retirement Income Security Act  of
          1974.

          (22)  Family  Member.   An individual  described  in  Section
          414(q)(6)(B) of the Code.

          (23) Final Average Salary. The average of a participant's annual Salary for the five consecutive years within the ten successive years of service immediately preceding the Participant's retirement date, or date of termination of Service in which he has the greatest aggregate salary.

          (24) Highly Compensated Employee. A participant or former participant who is a highly compensated employee as defined in Code Section 414(q) the requirements of which are herein incorporated into this Plan by specific reference.

          (25) Highly Compensated Former Employee. A former Employee who separated from Service and ceased participation in the Plan and was a Highly Compensated Employee at the time he ceased participation after attaining age 55. A Highly
          Compensated Former Employee shall be treated as a Highly Compensated Employee.

          (26) Maternity or Paternity Leave. A leave of absence taken by an employee for any period by reason of such employee's pregnancy, birth of an employee's child, placement of a child with the employee in connection with the adoption of such child or any absence for the purpose of caring for such child for a period immediately following such birth or placement. Leaves of absence taken in accordance with this subsection shall not include any leave of absence which is deemed to be a short term disability under the Short-Term Disability Plan for Salaried Employees of IMC Global Operations Group, Inc. whether or not the employee is eligible for benefits under that plan.

          (27) Military Service. (a) Service in active duty in the armed forces of the United States or of any State thereof;
          (b) service in the uniformed services of the United States or of any State thereof; or (c) service in the armed forces of the United States or any of its allies in time of war in which the United States is engaged.

          (28) Minimum Vesting Requirement. Completion of ten years of Service or attainment of age 65, whichever first occurs. For a participant credited with Service on or after January 1, 1989 and effective as of such date, completion of five years of Service or attainment of age 65, whichever first occurs.

                A Participant's service under any pension plan of International Minerals & Chemical Corporation shall be recognized as Service under this Plan provided such participant became eligible to participate in this Plan no later than March 31, 1989 so long as such prior service would have been recognized in any event under the provisions of Paragraphs 2(31) and 2(39) of this Plan.

          (29) Non-Highly Compensated Employee. An Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

          (30) Normal Retirement Age. The date the Participant attains age 65.

          (31) Normal Retirement Date. The first day of the month coincident with or next following the date the Participant attains his Normal Retirement Age.

          (32) Old Plan. The Retirement Plan for Salaried Employees of International Minerals & Chemical Corporation as in effect on December 31, 1969.

          (33)   Participant.   An  employee  who  has  satisfied   the
          requirements set forth in Article 3.

          (34)   Pension.   The  annual  benefit,  payable  in  monthly
          installments, which continues for the lifetime of the payee, except as payable under Option 6 of Section 6.2.

          (35) Pension Starting Date. The first day on which a pension is payable which is always the first day of the month.

          (36) Period of Employment. Each period of time measured in months during which a Participant is employed by an employer. A Participant's Period of Employment shall not be terminated by reason of a leave of absence from active employment granted by his employer, pursuant to a policy uniformly applied in all similar circumstances, because of (a) Military Service, attendance at a school or training program at the request of his employer, mandatory government service in a civilian capacity, jury duty, layoff, leave under the Family and Medical Leave Act, or any applicable state family leave statute, or personal hardship; or (b) because of disability, provided that if he does not return to active employment with an employer before the later of (i) the time specified in his leave, or (ii) cessation of his disability, as the case may be, his employment shall be considered terminated as of the earlier of twelve months after the last day of the month in which such leave began and the last day of the month in which such leave of absence terminated.

                Maternity or Paternity Leave shall be deemed to be a Period of Employment where necessary to prevent a Break in Service, either in the plan year such leave is begun or the following year.

               An employee's absence from service because of engagement in Military Service shall be considered a leave of absence granted by his employer and notwithstanding any provision of the first paragraph of this subdivision shall not terminate his service if he returns to active employment with an employer within thirty days following the period of time during which he has reemployment rights under any applicable federal law.

          (37) Plan. The Plan herein set forth, as amended from time to time.

          (38) Plan Year. February 1 through December 31, 1988 and January 1 through December 31 thereafter.

          (39) Predecessor Plan. The Retirement Plan for Salaried Employees of International Minerals & Chemical Corporation as in effect on the last day the participant was eligible to participate in that plan so long as such date was on or prior to March 31, 1989.

          (40) Predecessor Plan Participant. A Participant in the Plan, whose participation commenced prior to April 1, 1989, and who was a participant in the predecessor plan prior to March 31, 1989 so long as such prior service would otherwise be recognized under the rules set forth in Article 2, Paragraphs 5, 11, 23, 31 and 39. A participant in the predecessor plan who was on short term disability leave as of January 31, 1988 shall, if he is employed by the Company upon recovery from the disability, be deemed to be a predecessor plan participant.

          (41) Primary Social Security Benefit. The annual amount available for the benefit of a participant at Social Security Retirement Age (and excluding payments for a spouse or dependents) under the old age benefit provisions of the federal Social Security Act as in effect as of the date his employment terminates.

                The amount of the Primary Social Security Benefit which is required for the purposes of the plan at any time shall be the amount estimated on a uniform basis by the administrator.

                Such estimated amount shall not exceed the Primary Social Security Benefit that would result based on (a) the employee's Average Monthly Wage at Social Security Retirement Age under the Social Security Act, computed using the lesser of the annualized rate of compensation as of the determination date or the annual compensation of the employee in the prior calendar year (annualized, where the employee worked for less than a full year) assuming compensation increased prior thereto at the rate of increase in the Average Per Worker Total Wages reported by the Social Security Administration and assuming continuation of such compensation without increase thereafter until Social Security Retirement Age and (b) the Table of Social Security Benefits in effect as of the January 1 of the calendar year.

               If applicable a written notice shall be provided to each
          such terminating employee which shall indicate that the amount of Social Security is estimated and that, in the event the employee obtains a record of his earnings from the Social Security Administration, then the amount of Social Security shall be based on such record of actual earnings; provided, however, that such record of Social Security earnings shall be utilized only if such record is submitted to the administrator by the employee no later than 120 days following the later of the date of the employee's termination and the time the employee receives such written notice.

          (42) Qualified Joint and Survivor Annuity. For a Participant married on his pension starting date, a monthly annuity payable to a Participant for his life, with a monthly survivor annuity payable after his death to the spouse to whom the Participant was married on his Annuity Starting Date, if the spouse survives the Participant, and the monthly payment under which equals fifty-percent (50%) of the monthly payment to the Participant.

                For a Participant who is not married on his pension starting date, the annuity for the life of the Participant.

          (43) Regulations. Written promulgations of the Department of Labor construing Title I of ERISA or the Department of Treasury construing the Code.

          (44) Salary. Salary shall mean earnings listed on the Employee's Form W-2, Box 1, plus any salary reduction amounts elected by a Participant pursuant to the terms of the Investment Plan for Salaried Employees of IMC Global Operations Inc. and the IMC Global Operations Inc. Flexible Benefits Program, but then excluding:

                    (a)  50% of any incentive payment or bonus, and

                      (b)   Any  annual  earnings  in  excess  of   the
               compensation limit. For this purpose, the "compensation limit" means the amount established by Section 401(a)(17) of the Code, as such amount is adjusted for increases in the cost of living in accordance with
               Section 401(a)(17)(b) of the Code. (This limit is $200,000 for Plan Years beginning after December 31, 1988 and $150,000 for Plan Years beginning after December 31, 1993.) If salary is being determined for a period, not exceeding 12 months, that is not a calendar year, the adjusted annual compensation limit for the calendar year in which that determination period begins will apply to that determination period. If the determination period consists of fewer than 12 months, the adjusted annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12. If an Employee's benefit accruing in any current Plan Year depends on salary for an earlier determination period, the adjusted annual Compensation Limit for that earlier determination period will apply to that Salary. For this purpose, the adjusted annual Compensation Limit to be applied for benefit accruals after 1993 that depend on salary for periods before 1994 is $150,000. In applying this limitation, Highly Compensated Employee who is subject to the family member aggregation rules of Section 414(q)(6) of the Code because the Employee is either a five percent (5%) owner of the Company or one of the ten Highly Compensated Employees paid the greatest compensation during the year, and all his family members shall be treated as a single Employee, except that for this purpose family members shall include only the affected Employee's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted compensation limit is exceeded, the compensation Limit shall be apportioned among affected Family Members in proportion to each such Family Member's compensation prior to the application of the compensation limit.

          (45) Service. A Participant's employment which is used, if his employment terminates prior to his Normal Retirement Age, to determine whether he is entitled to receive a Pension. A Predecessor Plan Participant's Service shall be the total of
          (i) the Periods of his Employment by an Employer after the Effective Date and (ii) his Service as of January 31, 1988 under the Predecessor Plan.

                In addition, a Participant who left the employ of the Predecessor Employer prior to January 31, 1988 and had credited service under the Predecessor Plan and became a participant in this Plan subsequent to February 1, 1988 but prior to April 1, 1989 will have such service under the Predecessor Plan recognized under this Plan provided that such predecessor plan service would otherwise be recognized under the terms of this Paragraph (45) as well as Paragraphs
          (13), (28) and (36) of Article 2. A Participant who participated in the Predecessor Plan and became eligible to participate in this Plan subsequent to April 1, 1989 shall accrue service from the date of eligibility to participate in this Plan.

                In addition, a Participant who left the employ of Freeport-McMoRan Inc., who had vesting and credited service under the Freeport McMoRan retirement plan, was transferred employment to IMC Fertilizer, Inc.on or after July 1, 1993, and became a Participant in the Plan subsequent thereto, will have such service under the Freeport-McMoRan plan recognized under the Plan provided that the Freeport McMoRan plan service would otherwise be recognized under the terms of this Paragraph (45) as well as Paragraphs (13, (28) and (36) of
          Article 2. A Participant who participated in the Freeport-McMoRan plan and became eligible to participate in this Plan subsequent to July 1, 1993 shall accrue service from the date of eligibility to participate in the Plan.

                Any Break in Service of twelve months or less shall be included in an Employee's Service.

          (46) Social Security Retirement Age. Age sixty-five (65) as to any Participant born prior to January 1, 1938; age sixty-six (66) as to any Participant born after December 31, 1937 but prior to January 1, 1955; age sixty-seven (67) as to any Participant born after December 31, 1954.

          (47) Termination of Employment: For purposes of the Plan other than Article 15, the date on which an Employee's employment with the Employers and Affiliates terminates for any reason.

          (48) Transferred Employee. Each person who becomes an Employee on or after July 1, 1993 and who was an employee of Freeport-McMoRan Inc. prior to the date on which he first became an Employee.

          (49)  Trust.   The  trust  created by agreement  between  the
          Employers and the Trustee, as from time to time amended.

          (50) Trust Fund. All money and property of every kind held by the Trustee under the trust agreement.

          (51) Trustee. The trustee provided for in Section 4.2, any successor trustee or, if there shall be more than one trustee acting at any time, all of such trustees collectively.




                           ARTICLE 3
                         PARTICIPATION


           Commencement  of Participation.  Each person who  became  an

Employee  of  the Company on February 1, 1988 and who was a Participant

in  the Predecessor Plan as of January 31, 1988 became a Participant in this  Plan as of February 1, 1988.  If the Plan becomes effective  with respect to any Employer after the Effective Date, any Eligible Employee of  such  Employer on the Effective Date with respect to such  Employer

shall  become  a  Participant as of such  Effective  Date.   Any  other

Employee  shall become a Participant on the date he becomes an Eligible

Employee.

      If  a Participant is transferred from one Employer to another  or from  an  Employer to an Affiliate or from an Employer to International

Minerals & Chemical Corporation (Canada) Limited, such transfer may not

terminate  the  Participant's  participation  in  the  Plan  and   such

Participant  may  continue to participate in accordance  with  Sections

8.2, 8.3 and 8.4 of this Plan.



                           ARTICLE 4
                         CONTRIBUTIONS


           Section 4.1.  Contributions.  The Employers intend  to  make contributions to the Trust (a) sufficient to maintain for  the  Plan  a non-negative funding standard account balance; and (b) not in excess of the  amount  currently deductible in computing the  Employer's  federal income  tax.  The  Employer shall contribute to  the  Trust  Fund  with respect  to Participants for which this Plan has been adopted, periodic payments established under the funding policy explained in this Article

4.   Contributions by any Employer for each Plan Year shall be paid  to the  Trustee no later than as may be permitted under Section 412(c)(10)

of the Code.

       Employees   shall   not  be  required  or  permitted   to   make

contributions.

      Subject to Article 7, any contribution made by an Employer  shall be  irrevocable and shall be held and disposed of by the Trustee solely in accordance with the provisions of the Plan and the Trust Agreement.

      Each  contribution  made by an Employer shall  be  deemed  to  be conditioned  upon the deductibility of the contribution  under  Section

404  of  the Code.  If the deduction of all or part of any contribution is  disallowed, it shall, to the extent disallowed, be  repaid  to  the

Employer   within   one  year  after  the  date  of  disallowance.    A

contribution also shall be repaid to an Employer, within one year after the date made, if made in error because of a mistake of fact.



           Section  4.2.   Trust.   A Trust shall  be  created  by  the

execution  of a Trust Agreement between the Employers and the  Trustee.

All  contributions under the Plan shall be paid to  the  Trustee.   The

Trustee  shall hold all monies and other property received  by  it  and invest  and  reinvest the same, together with the income therefrom,  on

behalf  of  the  Participants  collectively  in  accordance  with   the

provisions   of   the   Trust  Agreement.   The  Trustee   shall   make

distributions from the Trust Fund at such time or times to such  person or  persons  and in such amounts as the Administrator shall  direct  in accordance with the Plan.









                           ARTICLE 5
                            PENSIONS


          Section 5.1.  Normal and Deferred Retirement.  (a)  Effective

for Participants whose employment is terminated before January 1, 1989,

and  subject to the provisions of paragraph (b) below, Option  6  under

Section 6.2, any Supplements, Article 6 and Article 7, each Participant whose  employment is terminated on or after his Normal Retirement  Date shall  be  entitled  to receive an annual Pension, commencing  on  such date, in an amount equal to the greater of:

                (i)   $192.00 times the Participant's years of Credited
          Service, or

              (ii)  the sum of

                (A) an amount equal to 2% of the Participant's Final Average Salary multiplied by his years of Credited Service, up to and including 25 years, plus

                (B) an amount equal to 1% of the Participant's Final Average Salary multiplied by his years of Credited Service over 25 years, to a total maximum 35 years, less

                (C) an amount equal to 2% of a Participant's Primary Social Security Benefit multiplied by his years of Credited Service up to and including 25 years.



       (b)   Notwithstanding  the  above,  the  Pension  benefit  of  a participant  in the Predecessor Plan who became a Participant  in  this

Plan on or prior to March 31, 1989 and for whom assets were transferred to the Plan shall be computed as follows:

      The  value  of  the difference, if any, between  a  Participant's accrued Pension under the Predecessor Plan as of the last day he was an eligible  participant  in the Predecessor Plan  and  the  Participant's

theoretical Pension under this Plan as if he had accrued a Pension  for the  same  length of Credited Service, and at the same Salary which  is attributed  to  the  inclusion or exclusion of incentive  pay  in  such

Predecessor  Plan's  monthly Pension formula, shall  be  preserved  and added  to  such Participant's final Pension at the time of  his  early,

deferred or normal retirement, as applicable.

      In  addition, the Pension accrued to any Participant  under  this

Plan  who was a participant in the Predecessor Plan and on whose behalf assets  were  transferred to this Plan shall never  be  less  than  the

Pension  which  would accrue to such Participant under the  Predecessor

Plan  as  of  the  last  day  he  was an eligible  participant  in  the

Predecessor Plan.

      (c)  Effective January 1, 1989, for Participants whose employment terminates then or thereafter, and subject to the provisions of  Option

6  under Section 6.2, any Supplement, Article 6 and 7, each Participant whose  employment is terminated on or after his Normal Retirement  Date shall  be  entitled  to receive an annual Pension, commencing  on  such date, in an amount equal to the greater of:


                (i) his Pension as computed under Section 5.1(a) above for all years of Credited Service through December 31, 1988, or

              (ii)  the sum of

                (A) an amount equal to 1.35% of the Participant's Final Average Salary multiplied by his years of Credited Service, up to and including 25 years, plus

                (B) an amount equal to 1% of the Participant's Final Average Salary multiplied by his years of Credited Service over 25 years to a maximum of 35 years, plus

                (C) an amount equal to .43% of the Participant's Final Average Salary in excess of Covered Compensation multiplied by his years of Credited Service up to a maximum of 35 years.



           Section  5.2.   Early  Retirement.  Each  Participant  whose

employment is terminated prior to his Normal Retirement Date but  after he  has  attained  ten years of Service and age 55 shall  be  entitled,

subject  to Article 6 and Article 7 and Option 6 under Section 6.2,  to receive  a Pension, commencing on the first day of the month coincident with  or next following his termination of employment (or on the  first day  of  any  month  subsequent to such date and prior  to  his  Normal

Retirement  Date  which he shall designate by 90 days  advance  written notice  to the Administrator) in the amount as determined under Section

5.1  but  reduced by one-third of one per cent for each month by  which the  commencement of his Pension under this Section precedes the  first day of the month coincident with or next following his 62nd birthday.



           Section  5.3.  Minimum Normal, Deferred and Early Retirement

Benefits.  The Pension to which a Participant is entitled under Section

5.1  or  Section  5.2 shall in no event be less than  the  hypothetical

Pension  which  he would have been entitled to receive had  he  retired under  Section  5.2 at any time prior to his actual date of  retirement and  elected to have such hypothetical Pension commence the first  date on  which he was eligible for early retirement, provided, however, that any  difference  between  such Pensions which  is  attributable  to  an increase  in  the  amount of the Participant's Primary Social  Security

Benefit due to changes in the  Federal Social Security Act between  the first  date  on  which  he was eligible for early  retirement  and  his

Pension  Starting Date shall be disregarded.  Similarly,  increases  in the Covered Compensation amount will not reduce his benefit.



           Section  5.4.  Vested Termination Prior to Early Retirement.

Each Participant whose employment is terminated prior to his attainment of  age  55  but after he has satisfied the Minimum Vesting Requirement shall  be  entitled, subject to Article 6 and Article 7, to  receive  a

Pension  in any of the optional forms listed in Section 6.2, commencing on  the  first  day of the month coincident with or next following  his termination date (or on the first day of any month subsequent  to  such date  which he shall designate by 90 days advance notice, as determined under Section 5.1), but actuarially reduced for each month by which the commencement of his Pension under this Section precedes the  first  day of the month coincident with or next following his 65th birthday.



           Section  5.5.   Responsibility to  Advise  Administrator  of

Current  Address.  Each person entitled to receive a payment under  the

Plan  shall file with the Administrator in writing his complete mailing address  and each change therein.  A check or communication  mailed  to any  person  at  his  address on file with the Administrator  shall  be deemed  to  have been received by such person for all purposes  of  the

Plan,  and  none of the Administrator, the Committee, the Employers  or the Trustee shall be obliged to search for or ascertain the location of

any  person.   If the Administrator is in doubt as to whether  payments

are  being  received  by  the person entitled  thereto,  he  shall,  by registered  mail addressed to the person concerned at his last  address known  to the Administrator, notify such person that all future Pension

payments   will   be  withheld  until  such  person  submits   to   the

Administrator  evidence of his continued life and  his  proper  mailing address.



           Section 5.6.  Commencement of Benefits.  The entire interest of  any Participant in the Plan must be distributed or commenced to  be distributed by no later than April 1 of the calendar year following the

calendar  year in which such Participant attained age 70-1/2.   Payment

of  benefits  to  a  Participant  or a  Beneficiary  must  commence  in accordance with the requirements of Section 401(a)(9) of the Code,  and regulations  promulgated  thereunder,  including  those  pertaining  to incidental  death benefits. These regulations, at  1.401 (a)(9)-2,  are incorporated herein by specific reference.

      No  cash-out  distribution of a Pension to  a  Participant  or  a surviving  spouse may be made after the Participant's Pension  Starting

Date  unless it is consented to in writing by the Participant  and  the

Participant's spouse, if any, or where the Participant is deceased,  by the  Participant's surviving spouse.  Any written consent  required  by this  Section  must be obtained not more that ninety (90)  days  before distribution and shall be made in a manner consistent with Section 6.4.



       Section  5.7.   Benefit  Commencement Pursuant  to  a  Qualified


Domestic Relations Order.  Effective January 1, 1989, a Pension may  be


paid  to an Alternate Payee, as defined in Section 414(p) of the  Code,


in  any  form payable under the Plan other than in the form of a  joint and  survivor annuity with respect to the Alternate Payee and  a  joint annuitant,  prior to attainment of earliest retirement age, as  defined in  Section 414(p) of the Code, by the Participant, if paid pursuant to a  Qualified Domestic Relations Order, as defined in Section 414(p)  of the Code.


        Section  5.8.   Transferred  Employees.   Notwithstanding   the

foregoing  provisions  of this Article, as of  any  date,  the  Accrued

Benefit  (when expressed as a straight life annuity commencing  at  age

65) of a Participant who is a Transferred shall be equal to the greater of:

   a)  such Participant's Accrued Benefit (expressed as a straight life annuity  commencing at age 65) determined under the provisions  of  the

Plan,  based on his Credited Service determined in accordance with  the terms of the Plan; or



   b)  such Participant's accrued benefit (expressed as a straight life annuity  commencing at age 65) determined under the provisions  of  the

Plan,  based on his Credited Service determined in accordance with  the terms  of  the Plan and determined as though his service with Freeport-

McMoRan Inc. were Credited Service for purposes of the Plan, reduced by the Participant's accrued benefit (expressed as a straight life annuity commencing  at  age  65)  under  the  Freeport-McMoRan  Inc.  Employees

Retirement Plan.



                               ARTICLE 6
                             PENSION FORMS


       Section 6.1.  Basic Pension Form.  A Participant who is  married on  his Pension Starting Date and has not made an election at the  time and  in  the  manner prescribed in paragraph (a) of Section 6.4,  shall receive  in  lieu of the Pension described in Article  5,  a  Qualified

Joint  and Survivor Annuity comprising a reduced Pension payable during his  lifetime  and, thereafter, if his spouse on his  pension  starting date  survives him, such spouse shall receive during the  remainder  of her  lifetime  a  Pension  equal to one-half of  such  reduced  Pension received  by  the Participant.  The aggregate Pensions expected  to  be paid  to  the  Participant  and  his  spouse  shall  be  the  Actuarial

Equivalent  of  the  Pension which the Participant would  otherwise  be entitled  to receive under Article 5.  If a Participant is not  married on  his Pension Starting Date and has not made an election at the  time and  in  the  manner  described in paragraph (a) of Section  6.4,  such

Participant shall receive the Pension described in Article 5.



       Section  6.2.  Optional Pension Forms.  Upon written request  to the  Administrator  made at the time and in the  manner  prescribed  in paragraph  (a) of Section 6.4 and with appropriate spousal consent,  as applicable, for Options 1 through 6, a Participant may elect to receive a Pension in one of the following optional forms:


         Option 1:  The Pension described in Article 5.

          Option 2: A reduced Pension payable to the Participant during his lifetime and, in the event of the Participant's death within a period of ten years after his Pension Starting Date, in the same reduced monthly amount payable to the Contingent Pensioner designated by the Participant for the balance of such ten year period. If both the Participant and his Contingent Pensioner die prior to the end of said ten year period, the commuted value of the remaining payments shall be paid in a lump sum to the estate of the last to die of such Participant and his Contingent Pensioner. Should the Contingent Pensioner die prior to the end of said ten year period, and a new Contingent Pensioner has not been named, then any remaining payments shall be paid in a lump sum to the Participant's estate.

          Option 3: A reduced Pension payable to the Participant during his lifetime and, thereafter, 50% of such reduced amount payable to the Contingent Pensioner designated by the Participant during the remaining lifetime of such Contingent Pensioner.

          Option 4: A reduced Pension payable to the Participant during his lifetime and, thereafter, 75% of such reduced amount payable to the Contingent Pensioner designated by the Participant during the remaining lifetime of such Contingent Pensioner.

          Option 5: A reduced Pension payable to the Participant during his lifetime and, thereafter, in the same reduced amount payable to the Contingent Pensioner designated by the Participant during the remaining lifetime of such Contingent Pensioner.

          Option 6: A single lump sum payment inclusive of the benefit mentioned in Section 6.3(c) as defined in the Plan, which is equivalent to the full actuarial value of the Participant's accrued Pension benefit on a life only basis calculated using the effective rate of interest defined in Paragraph (2) of
      Article 2 of the Plan for the first $1750 of such Pension benefit, and by using the "applicable interest rate" referred to in Paragraph (2) of Article 2 for such Pension benefit in excess of $1750, for the calendar month in which such lump sum payment is paid.



   The  aggregate of the Pensions expected to be paid to a  Participant and  his Contingent Pensioner under any optional form of Pension  shall be  the Actuarial Equivalent of the Pension which the Participant would otherwise be entitled to receive.

   Notwithstanding any provision hereof, if a Participant elects Option

2,  3, 4 or 5, the Participant's Contingent Pensioner is other than the

Participant's  spouse and the value of the Participant's Pension  under any  such  option is not more than 50% of the value of the  Pension  he would  have been entitled to receive had he elected Option 1, then  the

Pension  payable to the Participant shall be increased and the  Pension payable to the Contingent Pensioner shall be decreased until the  value of  the Participant's Pension under the option is more than 50% of  the value  of  the Pension which would have been payable to the Participant had he elected Option 1.



       Section  6.3.   Survivor Benefits.  (a)  After  Termination  But

Prior  to  Pension Starting Date.  A Participant who at his termination of  employment is entitled to a Pension under Section 5.2 or  5.4  will have  a Pension paid to his spouse or his Beneficiary if he dies  after his  termination date but before his Pension Starting Date in the  form of  a  survivor benefit parallel to the form under Option 3 of  Section

6.2  as  if the Participant had started receiving such Pension  on  the date immediately preceding his death.

   Such  Pension payments may begin at any time upon ninety  (90)  days written notice to the Administrator by the spouse or Beneficiary.

  A Participant who is married at the time of termination will have the

Pension described in this Section 6.3(a) paid to his spouse.



   (b)  Survivor Benefit While Employed.  A Participant is entitled  to have  a Pension paid to his spouse if he has satisfied the requirements of  Article 2 (23) and he dies while in the employ of an Employer.  The amount  of  such  Pension shall be equal to one-half the  amount  which would  have been payable to such Participant had his Pension  commenced on  the  date  of his death on a life only basis without reduction  for early  retirement.  If the Participant dies after having  attained  age

55,  the  survivor benefit may commence immediately without  reduction.

If  the  Participant dies prior to attainment of age 55,  the  survivor benefit  will  commence at the spouse's option:  a)  at  the  time  the

Participant would have attained age 55 without reduction, or b) upon 90 days  written notice to the Administrator but actuarially  reduced  for each  year  the Participant's theoretical age at the commencement  date precedes his 55th birthday.



   (c)  Post-Retirement Death Benefit.  Upon the death of a Participant

who  commences receiving a monthly Pension under Section 5.1   or  5.2,

such Participant's Beneficiary shall be entitled to receive in addition to  any  Pension  benefit otherwise payable under the Plan,  an  amount

equal   to  such  Participant's  annual  retirement  Pension  or  early retirement  Pension, as the case may be, computed pursuant  to  Section

5.1   or  5.2,  respectively, assuming the election of Option  1  under

Section  6.2.   Such  amount  shall be paid  in  a  lump  sum  to  such

Beneficiary   within  60  days  of  the  Administrator's   receipt   of

notification of the death of such Participant.





       Section 6.4.  Election Procedures.     (a)  Election of Optional

Form  of  Pension.    An   election of  an  optional  form  of  Pension

described  at  Section 6.2 must be in writing, must be  signed  by  the

Participant, and must be delivered to the Plan Administrator during the period  (the "Election Period") within 90 days before the Participant's

Pension   Starting Date.  An election of an optional  form  of  Pension

(other than an election to take Option 3, 4 or 5 with the spouse as the

Contingent  Annuitant)   by a married Participant  will  not  be  valid

unless the Participant's spouse consents to the election.

   The  spouse's  consent must be in writing, must  be  signed  by  the spouse,  must  be  delivered to the Administrator during  the  Election

Period,  must  acknowledge the effect of such  election,  and  must  be witnessed  by a notary public. If the spouse is legally incompetent  to give consent, the spouse's legal guardian, even if such guardian is the

Participant,  may  give  consent.  The election  to  which  the  spouse consents  must designate a Beneficiary and a form of benefits that  the

Participant may not thereafter change without a new consent of  his  or her spouse, unless the original consent of the spouse expressly permits such changes by the Participant without further consent of the spouse.

   The  consent  of  a  spouse  to a Participant's  election  shall  be irrevocable  unless  and until the Participant  thereafter  changes  or revokes  his or her election in accordance with subsection  (b)  below.

However,  the consent of a spouse shall be binding only on that  spouse and  shall  not  be binding on a subsequent spouse. The  consent  of  a spouse  under  this Section shall not required if it is established  to the  satisfaction of the Administrator that the required consent cannot be  obtained because the spouse cannot be located, or because of  other circumstances that may be prescribed by Regulations.



   (b)  Changes and Revocations of Election.   The election made by the

Participant  and (where applicable) consented to by his spouse  may  be revoked  by  the  Participant in writing, without the  consent  of  the spouse, at any time during the Election Period, and a new election made in  the  manner prescribed by subsection (a), with the consent  of  the spouse (where applicable) at any time during the Election Period.  Such election  and  revocation may be made any number of  times  during  the

Election Period ending on the Pension Starting Date, but the last valid election  so made during the Election Period shall be irrevocable  from and after the Pension Starting Date.

  (c)  Notices to Participants.   With regard to the election, the Plan

Administrator shall provide the Participant, no less than  thirty  (30)

days  and  no  more  than ninety (90) days before the Pension  Starting

Date, a written explanation of:


                (i) the terms and conditions of the Qualified Joint and Survivor Annuity,

               (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity,

              (iii) the right of the Participant's spouse to consent to any election to waive the Qualified Joint and Survivor Annuity,

              (iv) the right of the Participant to revoke such election and the effect of such revocation,

               (v) general information on the relative financial effect on the Participant values of the various optional forms of benefit under the Plan, and

              (vi) if the Pension Starting Date is before the Participant's Normal Retirement Date, the right of the Participant to defer receipt of the distribution as provided in subsection (e) below.



   (d)   Time  of  Payment.  Unless a Participant otherwise  elects  as provided  in this Section, payment of a benefits under this  Plan  will

begin  on  later of the Participant's Normal Retirement  Date  or   the

first day of the month after termination of employment; but in no event later than April 1 of the calendar year following the calendar year  in which  the Participant attains age 70-1/2.  The start of benefits under this  Plan  will not be delayed without the consent of the  Participant beyond  sixty (60) days after the end of the Plan Year in which  occurs the  later of the Participant's Normal Retirement Date or the  date  of the  Participant's Termination of Employment.  Such  consent  shall  be deemed  to  be  given by the Participant's failure  to  consent  to  an earlier distribution as provided in this Section.



   (e)  Consent to Earlier Distribution  A Participant who has met  the

Minimum  Vesting Requirement may elect to have payment of  his  or  her early  retirement Pension or vested Pension begin before the date  that would  otherwise be his Normal Retirement Date,  but not before  he  or she  attains age 55 or his Termination of Employment, whichever  occurs later.  Such election shall be made by an initial notice in writing  to the Administrator in a form acceptable to the Administrator designating at least 120 days in advance the Participant's Early Retirement Date or other  Pension  Starting Date.  At least 30 but no more  than  90  days

before   the   selected  date,  the  Administrator  will  provide   the

Participant with election forms and the material required by subsection

(c)  above, including a written explanation of the Participant's  right to  defer  receipt  of  the distribution.  The  Participant  must  give written consent to the distribution after receiving the notice and  not more  than ninety 90 days before the Pension Starting Date.  No consent shall be valid if a significant detriment is imposed under the Plan  on any Participant who does not consent to the distribution.





    (f)    Beneficiary  and  Contingent  Pensioner  Designation.   Each

Participant  electing an optional form of benefit with  a  survivorship feature  shall designate in writing to the Administrator  a  Contingent

Pensioner  to  receive any benefits payable under  that  optional  form after  the  death  of the Participant.  A Participant may  change  such designation from time to time before the Pension Starting Date  (or  in the  case  of  the benefit form under Option 2, also after the  Pension

Starting Date but before the death of the Participant) by filing a  new designation with the Administrator in like manner, with the consent  of

his   spouse  where  applicable  under  subsection  (a);  but  no  such designation or change shall be effective unless and until it is  singed by  the  Participant  and  received by  the  Administrator  during  the

Participant's   lifetime.   Each  Participant  whose   termination   of

employment occurs before his or her Pension Starting Date may designate in  writing to the Administrator a Beneficiary to receive any  survivor benefits  payable under Section 6.3(a) if the Participant  dies  before his  Pension  Starting Date without a surviving spouse.  A  Participant may  change  such  designation  from time  to  time  by  filing  a  new designation  with  the  Administrator  in  like  manner;  but  no  such designation  or  change  shall be effective  unless  and  until  it  is received by the Administrator during the Participant's lifetime.

   A  designation of Beneficiary other than the Participant's surviving spouse  will  not be given effect if the Participant is survived  by  a surviving spouse, in which event the survivor benefit under Section  6.

3(a)   will  be  paid  only  to  the  surviving  spouse.   If  upon   a

Participant's death after his termination of employment and before  his

Pension  Starting Date there is neither a surviving spouse nor a  valid designation of Beneficiary on file, the survivor benefit under  Section

6.3(a),  if  any,  will  be  paid  to  the  Participant's  executor  or administrator in his, her or its capacity as such.



      Section 6.5.  Payment of Small Benefits in a Lump Sum. (a) In the

event that the Actuarial Equivalent value of the Pension payable to  or on  behalf  of  a terminated or retired Participant, surviving  spouse,

Designated  Beneficiary or Alternate Payee of a  Participant  who  dies before  his Pension Starting Date is less than $3500, the Administrator will direct payment of such value in a lump sum.



       (b)   Deemed Cash Out.  For purposes of this Section 6.5 if  the

Actuarial  Equivalent  value of a terminated or  retired  Participant's benefit  is  zero, the Participant shall be deemed to have  received  a distribution of such benefit.



       Section 6.6.  Election of Option 6 under Section 6.2.   (a)   In

addition  to  the other requirements enumerated in Article 6  regarding election  procedures,  a Participant who wishes  to  elect  payment  of

Pension  benefits under Option 6 must also submit to the  Administrator a  letter  which  shall be in the form prescribed by the Administrator,

certifying that the Participant understands that by electing Option  6,

he  will  take  full, complete and final distribution of all  benefits,

rights  and  entitlements under the Plan and that his participation  in the Plan will cease as of the date of such distribution.



       (b)   Additionally,  a Participant who receives  a  distribution under  Option 6, due to the provisions of Section 5.6 and continues  in employment  with an Employer will continue to participate in  the  Plan and  shall  receive  Credited Service based on  employment  after  such distribution date.  Any such additional benefits will be subject to the limitations set forth in Article 8.



       Section 6.7.  Coordination with Limitations on Contributions and

Benefits.  In no event shall the amount of any benefit determined under

Article  5 or 6 exceed the maximum benefit permitted under Section  415 of the Code, as set forth in Article VII.



       Section  6.8.   Direct  Rollovers.  For  any  Eligible  Rollover

Distribution  (as  defined  below) on or after  January  1,  1993,  the

Distributee may elect, at the time and in the manner prescribed by  the

Plan  Administrator,  to  have  any portion  of  an  Eligible  Rollover

Distribution paid directly to an Eligible Retirement Plan specified  by the Distributee in a Direct Rollover.  For purposes of this Section 6.8

"Direct  Rollover"  means  a  payment  by  the  Plan  to  the  Eligible

Retirement Plan specified by the Distributee.



                               ARTICLE 7
                        LIMITATIONS ON PENSIONS


      Section 7.1.  Maximum Annual Benefits.  Notwithstanding any other provision  of  this Plan to the contrary, benefits under the  Plan  and combined  benefits payable under this Plan and any defined contribution plan  of  an  Employer and Affiliates shall be limited as necessary  to meet  the  requirements of Section 415 of the Code, the  provisions  of which are herein incorporated into this Plan by specific reference. For purposes  of this Article 7 "Affiliate" includes any entity that  would otherwise be an Affiliate if the ownership tests under sections  414(b)

and (c) of the Code were "more than 50%" rather than "at least 80%".



       Section 7.2.  (a)  Limitation Year.   The limitation year  shall

be the calendar year.



   (b)  Combination Plan Limits.  The benefits payable  (on  an  annual basis)  under  this  Plan,  rather  than  benefits  payable  under  the

Investment Plan for Salaried Employees of IMC Global Operations Inc. or

any  other  qualified plan maintained by an Employer or  an  Affiliate,

shall  be  adjusted in accordance with Code Section 415 and Regulations

thereunder   so   that  the  combined  defined  benefit   and   defined

contribution plan fractions referred to in Section 415 of the Code with respect to a Participant do not exceed 1.0.



       Section  7.3.  Distribution Restrictions. Effective  January  1,

1994,  in  the  event of termination of the Plan, the  benefit  of  any

Employee  who is a Highly Compensated Employee is limited to a  benefit that is nondiscriminatory under Section 401(a)(4) of the Code:



   (a)  Benefits distributed to any of the twenty-five (25) most highly

compensated   active  and  former  Highly  Compensated  Employees   are

restricted such that the annual payments are no

greater  than  an  amount equal to the payment that would  be  made  on behalf  of  the  Employee  under a single  life  annuity  that  is  the

Actuarial  Equivalent of the sum of the Employee's Accrued Benefit  and

the Employee's other benefits under the Plan.



   (b)   The preceding paragraph shall not apply if:  (i) after payment of the benefit to an Employee described in the preceding paragraph, the value  of Plan assets equals or exceeds one hundred ten percent  (110%)

of  the  value of current liabilities, as defined in Section 412(l)(7),

or  (ii)  the value of the benefits for an Employee described above  is less than one percent (1%) of the value of current liabilities.



   (c)   For purposes of this Section, benefits include loans in excess of  the  amount set forth in Section 72(p)(2)(A), any periodic  income,

any  withdrawal  values  payable to a living Employee,  and  any  death benefits not provided for by insurance on the Employee's life.



                               ARTICLE 8
             SPECIAL PARTICIPATION AND DISTRIBUTION RULES
                RELATING TO REEMPLOYMENT OF TERMINATED
             EMPLOYEES AND EMPLOYMENT BY RELATED ENTITIES


       Section  8.1.  Reemployment of Terminated or Retired  Employees.

(a)   If  a person who was previously a Participant and who is eligible to  receive  a  Pension is reemployed by an Employer, Pension  payments shall  be  suspended upon the expiration of a period of six consecutive calendar months of such reemployment for the duration of such period of

reemployment.   If an Employee continues employment with  the  Employer

after  attaining his Normal Retirement Date, Pension payments shall  be withheld for such period of continued employment until the April  1  of the year following the year in which such person attains age 70-1/2  at which  time  he  must begin receiving Pension payments  whether  he  is

employed  or  not.   This date shall be treated  as  the  Participant's

Pension Starting Date and the form of pension benefit selected pursuant to  Article  6  during the 90 day Election Period shall  apply  to  all future benefits.  The Participant's benefits shall be re-determined  as of  each  December 31 following his pension starting date  and  if  the

value  of  additional  benefits  accrued  exceeds  the  value  of   the

distributions  to the Participant, the Participant's benefit  shall  be increased to reflect that value.

  Upon such person's subsequent retirement or termination of employment the  amount  of  Pension  to which he shall be entitled  shall  be  the greater of:

                (i) the Pension determined as if his employment had then first terminated, reduced by the Actuarial Equivalent of any benefits previously paid to the Participant, and

               (ii) the Pension which he was receiving or eligible to receive prior to his reemployment.

If  a  Participant's benefit is suspended pursuant  to  this  paragraph during  any  calendar  month following his Normal Retirement  Date  for which he is credited less than with 40 hours of Service (as defined  in

Department  of  Labor regulation 2530.200b-2(a)(1)), then  his  Pension shall be increased by the greater of Actuarial Equivalent of the amount which would have been paid to such Participant for each such month  but for  the  application of this paragraph and the increase in his Pension due  to  any  increases in the Participant's Final  Average  Salary  or additional  credited service, or if such Participant shall  die  before

his   Pension  Starting  Date,  such  amount  shall  be  paid  to   his

Beneficiary.



   (b)   The Committee is authorized to use a four or five week payroll period  ending  within  a  calendar month in lieu  of  calendar  months described  in subsection (a) and to use eight days in a calendar  month

(or  in  such payroll period) in lieu of the 40 hour test described  in such sub-section and section.  For such eight day test, a day shall  be credited  for any day that one hour of employment Service is performed.

The  Committee  is also authorized to adopt a verification  and  status determination  procedure described in Department  of  Labor  regulation

2530.203-3.



   (c)   The  Plan  may  offset against benefit  payments  any  payment

previously  made  which  should  have  been  withheld  on  account   of

employment; provided, however, that such offset shall not exceed in any one  month 25% of the monthly benefit payment that would be due without regard  to any offset except that the initial benefit payment upon  the resumption of payments may be offset without limitation.



   (d)   If  a  Participant's  benefits  are  withheld  on  account  of employment  on  or after the attainment of the Normal Retirement  Date,

the  Plan  shall notify the Participant of such withholding of  benefit payments  by  personal delivery or first class mail  during  the  first calendar  month after the attainment of the Normal Retirement  Date  in which  the  Plan withholds payments.  The notification shall contain  a description  of the specific reason for the withholding of payments,  a general description of the Plan provisions relating to the withholding,

a  copy of such provisions, a statement that the relevant Department of

Labor Regulations may be found in Section 2530.203-3 of Title 29,  Code of  Federal  Regulations and that a review of such withholding  may  be obtained  pursuant  to the claim procedure in subsection  10.3  of  the

Plan.   If  the  summary plan description ("SPD") contains  information which  is  substantially the same as the information required  by  this paragraph,  the notification may refer the Participant to the  relevant pages  of  the  SPD, provided that the Participant is informed  how  to obtain  a  copy of the SPD or the relevant pages, and provided requests for information are honored within 30 days.



  (e)  If a person who was previously a Participant or an Employee, but who is not eligible to receive a Pension, is re-employed by an Employer and  such  person is an Eligible Employee, then he shall be  deemed  to have become a Participant as of the first day of the month in which  he was  re-employed;  otherwise he shall become a Participant  as  of  the first day of the month in which he becomes an Eligible Employee.



   (f)   A  Participant  who previously received a  distribution  under

Option  6 of Section 6.2 and later returns to the employ of an Employer

will  have all his prior Credited Service restored under the Plan.   At

his subsequent retirement the pension he receives will be offset by the value of benefit previously received.



   (g)   No  payment shall be withheld by the Plan under  this  Section

after the Participant's required beginning date under Section 5.6.   If

a  Participant  continues  in Employment or is  reemployed  after  such required  beginning date, his Pension shall continue, or begin,  in  at least  the  amount of his Accrued Benefit as of the  last  day  of  the calendar year before such required beginning date. His pension shall be increased  beginning with the first payment due in each  calendar  year after  such required beginning date to reflect any increase in  his  or her  Accrued Benefit attributable to Credited Service in the  preceding calendar year.



       Section  8.2.   Employment by Related Entities.  Any  period  in

which  the Employee is employed by an Affiliate other than an  Employer while  it is Affiliated shall be taken into account for the purpose  of measuring  such Employee's Service for the sole purpose of  determining whether  he has satisfied the Minimum Vesting Requirement to  the  same extent it would have been had such Period of Employment been employment by an Employer.

   In  addition,  any  period  in which the  Employee  is  employed  by

International  Minerals & Chemical Corporation (Canada) Limited  for  a

period  of  less  than five years shall be taken into account  for  the purpose  of  measuring such Employee's Service and Credited Service  to the  same extent it would have been had such Period of Employment  been employment by the Company.  Any period in excess of five years in which

the   Employee  is  employed  by  International  Minerals  &   Chemical

Corporation (Canada) Limited shall be taken into account solely for the purpose  of  measuring such Employee's Service to the  same  extent  it would  have  been had such Period of Employment been with the  Company.

Such  Participant shall be entitled to a Pension benefit from each plan

based  upon  his  Credited  Service under  the  applicable  plan.   For

purposes  of  determining the Participant's Salary, Annual  Salary  and

Final  Average Salary under each plan, the Participant's Final  Average

Salary  will  be  computed  under the last  plan  in  which  he  was  a

Participant  converted  to  relevant currency  value  using  an  annual average of published exchange rates.



      Section 8.3.  Change of Status of Participant to Hourly Employee.

If  a  Participant under the Plan changes status from salaried Employee to  hourly-paid  Employee, then he shall continue  to  be  an  Eligible

Employee and a Participant under this Plan for any subsequent period of time  during which he is an Employee but not a Participant in any other defined  benefit retirement plan. However, all periods  of  employment,

even  when  he  is a participant in another defined benefit  retirement plan,  shall be recognized for purposes of measuring such Participant's

Service.  Such Participant shall be entitled to a Pension benefit  from each plan he participated in based upon his Credited Service under each applicable  plan.  For the purposes of determining the terms  "Salary",

and  "Final  Average Salary", as defined in Article 2, with respect  to any  such  Participant,  "Salary" shall be  deemed  to  be  his  actual compensation in each of the highest consecutive five years out  of  the last  ten  years of employment as shown by the records of the  Company,

including  50% of any bonus actually paid out in a year,  overtime  pay and  all other special payments, as specified at Article 2(44), subject to the Compensation Limit specified therein.



       Section  8.4.  Change of Status of Hourly Employee  to  Salaried

Employee.  If an hourly paid Employee becomes an Eligible Employee then he  shall  become  a  Participant on the date he  becomes  an  Eligible

Employee  and his periods of employment as an hourly Employee shall  be taken  into  account  for  all purposes of  measuring  such  Employee's

Service  and  Credited Service under this Plan to the  same  extent  it would have been had such total Period of Employment been as an Eligible

Employee under this Plan.  Additionally, the Employer shall insure that assets  representing  the  present value of the  Participant's  accrued benefit  under the hourly plan are transferred from the Trust for  that plan  to  the Trust for this Plan.  In the event that assets cannot  or may  not  be  transferred to the Trust for this Plan, the Participant's benefit  computed under this Plan shall be offset by the value  of  the

Pension  to  which  the Participant was entitled to  receive  from  the hourly plan as of the date immediately preceding the date he ceased  to be eligible to participate in the hourly plan.







                               ARTICLE 9
                            ADMINISTRATION


       Section 9.1.  The Committee.  (a)  The Board of Directors of the

Company  has  appointed  a  committee known as  the  Employee  Benefits

Committee consisting of certain members responsible (except for  duties specifically  vested  in  the Trustee) for the  administration  of  the provisions  of  the  Plan.  The Company and the  Committee  are  hereby designated "named fiduciaries" within the meaning of such term as  used in  ERISA.  The Board of Directors of the Company shall have the  right at  any  time,  with  or without cause, to remove  any  member  of  the

Committee.   A  member of the Committee may resign and his  resignation shall  be  effective  upon delivery of his written resignation  to  the

Company.  Upon the resignation, removal or failure or inability for any reason  of any member of the Committee to act hereunder, the  Board  of

Directors of the Company may appoint a successor member.  Any successor members  of  the  Committee shall have all the rights,  privileges  and duties of their predecessors, but shall not be held accountable for the acts of their predecessors.



   (b)   Any  member of the Committee may, but need not, be an Employee and/or a director, officer or shareholder of any of the Employers,  and such  status shall not disqualify him from taking any action  hereunder or  render  him  accountable  for any distribution  or  other  material advantage  received by him under the Plan, provided that no  member  of the Committee who is a Participant shall take part in any action of the

Committee  or  any other matter involving solely his rights  under  the

Plan.



   (c)   Promptly after the appointment of the original members of  the

Committee and promptly after the appointment of any successor member of the  Committee, the Trustee shall be notified as to the  names  of  the persons appointed as members or successor members of the Committee.



   (d)   The  Committee  has  the  duty, authority  and  discretion  to interpret  and  construe  the  Plan  in  regard  to  all  questions  of eligibility,  the  status and rights of Participants, distributees  and other  persons  under  the Plan, and the manner, time,  and  amount  of payment of any distributions under the Plan.  Each Employer shall, from time  to  time, upon request of the Committee, furnish to the Committee such  data  and  information  as the Committee  shall  require  in  the performance of its duties.



  (e)  The members of the Committee may allocate their responsibilities

among   themselves  and  may  designate  any  person,  partnership   or

corporation  to  carry  out  any of their responsibilities.   Any  such

allocation or designation shall be reduced to writing and such  writing shall be kept with the records of the meetings of the Committee.



   (f)   The  Committee may act at a meeting, or by writing  without  a

meeting,  by  the  vote of assent of a majority of  its  members.   The

Committee  shall elect one of its members to serve as the Plan's  agent for  legal process and keep the Trustee advised of the identity of  the member holding that office.  The Committee shall elect a secretary  who need  not  be  a  member  of the Committee.  The secretary  shall  keep records of all meetings of the Committee, and may forward all necessary communications to the Trustee.  The Committee may adopt such rules  and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA.



   (g)  The members of the Committee, and each of them, shall discharge their duties with respect to the Plan (i) solely in the interest of the

Participants,  Contingent Pensioners and Beneficiaries,  (ii)  for  the

exclusive  purpose of providing benefits to Employees participating  in

the  Plan,  their  Contingent  Pensioners  and  Beneficiaries  and   of

defraying reasonable expenses of administering the Plan and (iii)  with the  care, skill, prudence, and diligence under the circumstances  then prevailing  that a prudent man acting in a like capacity  and  familiar with  such matters would use in the conduct of an enterprise of a  like character and with like aims.  The Company shall indemnify the  members of  the  Committee, and each of them, from the effects and consequences of  their  acts,  omissions and conduct in their official  capacity  as members  of  the Committee.  Such indemnification shall extend  to  any action,  suit  or  proceeding to which the members  shall  be  made  or threatened  to be made a party, whether civil, criminal, administrative

or   investigative,  and  whether  or  not  terminated   by   judgment,

settlement,  conviction  or  upon a plea  of  nolo  contendere  or  its equivalent; provided, however, such indemnification shall not extend to

any   action,  suit,  or  proceeding  in  which  it  shall  be  finally adjudicated that (i) a member did not act in good faith and  (ii)  with respect  to any criminal action or proceeding, the member did not  have reasonable cause to believe his conduct was lawful.



  (h)  No member of the Committee shall receive any compensation or fee for  his services, unless otherwise agreed between such member  of  the

Committee  and  the  Employers, but the Employers shall  reimburse  the

Committee  members  for  any  necessary expenditures  incurred  in  the discharge of their duties as Committee members.



  (i)  The Committee may employ such counsel (who may be of counsel for any  Employer) and agents and may arrange for such clerical  and  other services as it may require in carrying out the provisions of the Plan.



       Section 9.2.  The Administrator.  (a) The Company shall  appoint an  Administrator of the Plan and who may but need not be a Participant or  a  shareholder of the Company, and such status shall not disqualify him  from taking any action hereunder or render him accountable for any distribution  or  other material advantage received by  him  under  the

Plan,  provided  that  he shall not take part in any  matter  involving solely his rights under the Plan.  The Administrator shall be the "Plan

Administrator" as such term is used in ERISA.



   (b) The Administrator shall be responsible for the operation of  and

has   the  discretion  to  interpret  the  Plan  within  the  policies,

interpretations  and  rules made by the Committee.   The  Administrator

shall also perform such ministerial functions with respect to the  Plan as the Committee shall from time to time designate.



      Section 9.3.  Claims Procedure.  If any Participant or Contingent

Pensioner  or  Beneficiary believes he is entitled to  benefits  in  an amount greater than those which he is receiving or has received, he may file  a claim with the Administrator.  Such a claim shall be in writing and  state the nature of the claim, the facts supporting the claim, the

amount  claimed,  and the address of the claimant.   The  Administrator

shall  review the claim and, within a reasonable period of  time  after receipt  of  the claim, give written notice by registered or  certified

mail  to the claimant of his decision with respect to the claim.   Such

notice shall be written in a manner calculated to be understood by  the claimant and, if the claim is wholly or partially denied, set forth the specific  reasons for the denial, specific references to the  pertinent plan  provisions  on  which the denial is based, a description  of  any additional  material  or  information necessary  for  the  claimant  to perfect  the  claim, an explanation of why such material or information is necessary and an explanation of the claim review procedure under the

Plan.

   The Administrator shall also advise the claimant that he or his duly authorized representative may request a review by the Committee of  the denial  by  filing  with  the Committee, within sixty-five  days  after notice  of  the  denial has been received by the  claimant,  a  written request  for such review.  The claimant shall be informed that  he  may have  reasonable access to pertinent documents and submit  comments  in

writing to the Committee within the same sixty-five day period.   If  a

request  is  so  filed,  review of the denial  shall  be  made  by  the

Committee  within  sixty days after receipt of such  request,  and  the

claimant  shall  be given written notice of the final  decision.   Such

notice  shall  include specific reasons for the decision  and  specific references  to the pertinent Plan provisions on which the  decision  is based  and shall be written in a manner calculated to be understood  by the claimant.



      Section 9.4.  Actuary to be Employed.  The Committee shall engage an  actuary to do such technical and advisory work as the Committee may request, including analyses of the experience of the Plan from time  to

time,   the   preparation  of  actuarial  tables  for  the  making   of

computations  thereunder, and the submission to  the  Committee  of  an annual  actuarial  report,  which report  shall  contain  an  actuarial balance  sheet showing the financial condition of the Plan, a statement of  the contributions to be made by the Employers for the ensuing year,

and such other information as may be requested by the Committee.



       Section  9.5.  Funding Policy.  The Committee shall establish  a funding  policy and method consistent with the objectives of  the  Plan and  the requirements of Title I of ERISA and shall communicate, to the extent  necessary,  such policy and method, and  any  changes  in  such policy and method, to the Trustee.



        Section  9.6.   Notices  to  Participants,  Beneficiaries   and

Contingent  Pensioners.   All notices, reports  and  statements  given,

made,  delivered  or  transmitted  to  a  Participant,  Beneficiary  or

Contingent Pensioner shall be deemed to have been duly given,  made  or transmitted  when mailed by first class mail with postage  prepaid  and addressed  to such Participant, Beneficiary or Contingent Pensioner  at

the  address  last  appearing on the records of the  Administrator.   A

Participant  or  Contingent Pensioner may  record  any  change  of  his

address   from  time  to  time  by  written  notice  filed   with   the

Administrator.



       Section  9.7.  Notices to Employers, Administrator or Committee.

Written directions, notices and other communications from Participants,

Beneficiaries   or   Contingent  Pensioners  to  the   Employers,   the

Administrator or the Committee shall be deemed to have been duly given,

made or transmitted either when delivered to such location as shall  be specified upon the forms prescribed by the Committee for the giving  of such  directions,  notices or other communications or  when  mailed  by first-class mail with postage prepaid and addressed to the addressee at the address specified upon such forms.



       Section 9.8.  Records.  The Committee shall keep a record of all of  its  proceedings and shall keep or cause to be kept  all  books  of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.



       Section  9.9.  Limitation of Responsibility.  The  Company,  the

other  Employers (if any), the Committee,  the Plan Administrator,  and

the   Trustee   shall   have  only  those  specific   powers,   duties,

responsibilities and obligations as are specifically given  them  under this  Plan and the Trust.  In general, the Company, in its capacity  as sponsor  of  the  Plan  and not as a fiduciary,  shall  have  the  sole responsibility  for  amending and terminating this Plan  in  accordance

with  Article  XIV.   The  Company and any  other  Employer,  in  their

capacities  as  employers and not as Fiduciaries, shall have  the  sole responsibility for funding this Plan in accordance with Article IX. The

Company,  as a fiduciary, shall have the responsibility to appoint  and remove  the  Trustee,  the  members  of  the  Committee  and  the  Plan

Administrator.  The Committee shall have the responsibility to  oversee the  administration of the Plan as provided in Section  10.02  and  the

Plan   Administrator  shall  have  the  responsibility  for  day-to-day administration  of the Plan as provided in Section 10.03.  The  Trustee shall  have  sole responsibility for administering the  Trust  and  the management and control of funds deposited under the Trust.  Each of the

Company, the other Employers, the Committee, the Plan Administrator and the  Trustee  may  rely upon any direction, information  or  action  of another such person as being proper under the Plan, and is not required under  the  Plan  to inquire into the propriety of any such  direction,

information or action.  It is intended under this Plan that  each  such person  shall be responsible for the proper exercise of its own powers,

duties, responsibilities and obligations under this Plan and shall  not be  responsible  for any act or failure to act of another  such  person except  as  expressly provided in ERISA.  Neither the Company  nor  any

Employer, the Committee or the Plan Administrator guarantees  the  Fund in any manner against investment loss or depreciation in asset value.



                              ARTICLE 10
                   PARTICIPATION BY OTHER EMPLOYERS


       Section  10.1.   Adoption  of Plan.  With  the  consent  of  the

Company, any corporation may become a participating Employer under  the

Plan by (a) taking such action as shall be necessary to adopt the Plan,

(b) becoming a party to the Trust agreement establishing the Trust Fund and (c) executing and delivering such instruments and taking such other action  as  may be necessary or desirable to put the Plan  into  effect with respect to such corporation.



       Section 10.2.  Withdrawal from Participation.  Any Employer  may withdraw from participation in the Plan at any time by filing with  the

Committee  a  duly  certified  copy of a resolution  of  its  board  of directors  to that effect and giving notice of its intended  withdrawal to  the  Committee, the other Employers and the Trustee  prior  to  the effective date of withdrawal.



       Section 10.3.  Company as Agent for Employers.  Each corporation which  becomes  a  participating Employer pursuant to Section  10.1  or

Article  11 shall be deemed to have appointed the Company as its  agent to  exercise  on  its  behalf all of the powers and authorities  hereby conferred  upon the Company or such Employer by the terms of the  Plan,

including,  but  not  by  way of limitation, the  power  to  amend  and terminate the Plan.  The authority of the Company to act as such  agent shall continue until such Employer shall withdraw from the Plan.



                              ARTICLE 11
                      CONTINUANCE BY A SUCCESSOR


       In  the event that any Employer shall be reorganized by  way  of merger, consolidation, transfer of assets or otherwise, so that another

corporation   other  than  an  Employer  shall  succeed   to   all   or

substantially   all  of  such  Employer's  business,   such   successor

corporation  may  be substituted for such Employer under  the  Plan  by adopting  the  Plan  and  becoming a  party  to  the  Trust  agreement.

Contributions  by such Employer shall be automatically  suspended  from the effective date of any such reorganization until the date upon which the  substitution of such successor corporation for the Employer  under the  Plan becomes effective.  If, within ninety (90) days following the effective  date of any such reorganization, such successor  corporation shall  not  have  elected to become a party to  the  Plan,  or  if  the

Employer  shall  adopt  a plan of complete liquidation  other  than  in connection  with  a  reorganization, the Plan  shall  be  automatically terminated with respect to Employees of such Employer as of  the  close of  business  on  the  90th day following the effective  date  of  such reorganization or as of the close of business on the date  of  adoption of such plan of complete liquidation, as the case may be.



                              ARTICLE 12
                             MISCELLANEOUS


       Section  12.1.  Expenses.  The Employers shall pay all  expenses incurred in the administration of the Plan, including expenses and fees of  the  Trustee.  The Committee, in its sole discretion, having regard to  the nature of a particular expense, shall determine the portion  of

such   expense  which  is  to  be  borne  by  a  particular   Employer.

Notwithstanding the foregoing, to the extent not paid  by  the  several

Employers, the Trustee is authorized and directed to pay from the Trust

Fund  all  costs  and  expenses incurred  in  administering  the  Plan,

including  the expenses of the Committee, the fees of counsel  and  any agents  for  the Committee, the fees and expenses of the  Trustee,  the fees of counsel for the Trustee and other administrative expenses.



       Section 12.2.  Non-Assignability.  (a)  Subject to the exception provided in paragraph (b) below, it is a condition of the Plan, and all rights of each Participant, Beneficiary and Contingent Pensioner  shall be  subject  thereto,  that no right or interest  of  any  Participant,

Beneficiary or Contingent Pensioner in the Plan shall be assignable  or transferable  in whole or in part, either directly or by  operation  of law  or  otherwise, including, but not by way of limitation, execution,

levy,  garnishment,  attachment, pledge or  bankruptcy,  but  excluding devolution by death or mental incompetency, and no right or interest of any  Participant, Beneficiary or Contingent Pensioner in the Plan shall be  liable  for,  or  subject to, any obligation or liability  of  such

Participant, Beneficiary or Contingent Pensioner, including claims  for alimony or the support of any spouse



   (b)   This  Section  12.2 shall not apply to a  "qualified  domestic relations  order"  defined  in Code Section  414(p),  and  those  other

domestic   relations  orders  permitted  to  be  so  treated   by   the

Administrator  under  the provisions of the Retirement  Equity  Act  of

1984.   The  Administrator  shall  establish  a  written  procedure  to determine  the  qualified status of domestic relations  orders  and  to administer distributions under such qualified orders.  Further, to  the extent  provided under a "qualified domestic relations order", a former spouse  of  a Participant shall be treated as the surviving spouse  for all purposes under the Plan.



       Section 12.3.  Divestment for Cause.  It shall be impossible for any  Participant who is either voluntarily or involuntarily  terminated to  forfeit  any  portion  of  his vested  Pension  after  meeting  the requirements of Article 2(23).



      Section 12.4.  Benefits Payable to Incompetents.  Whenever and as

often  as  any person entitled to payments hereunder shall be  under  a legal  disability, or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his own best interest and advantage,  the  Administrator, in the exercise of his discretion,  may direct  all  or any portion of such payments to be made in any  one  or more of the following ways:

      (a)Directly to such person;

      (b)To his legal guardian or conservator;

      (c)To his spouse or to any other person, to be expended for his benefit; or

      (d)By the Administrator himself, receiving and expending, or directing the expenditure of, the same for the benefit of such person.



       The  decision of the Administrator shall, in each case, be final and binding upon all persons, and, except in the case of (d) above, the

Administrator shall not be obliged to see to the proper application  or expenditures of any payments so made.  Any payment made pursuant to the power  herein  conferred  upon the Administrator  shall  operate  as  a

complete   discharge   of  the  obligations   of   the   Trustee,   the

Administrator, the Committee and the Company.



       Section 12.5.  Employment Non-Contractual.  The Plan confers  no right upon any Employee to continue in employment.



       Section 12.6.  Limitation of Rights.  A Participant, Beneficiary

or  Contingent Pensioner shall have no right, title or claim in  or  to any  specific  asset of the Trust, but shall have  the  right  only  to distributions  from the Trust Fund on the terms and  conditions  herein provided.



       Section  12.7.   Merger or Consolidation with Another  Plan.   A

merger or consolidation with, or transfer of assets or liabilities  to,

any  other plan shall not be affected unless the terms of such  merger,

consolidation  or  transfer are such that each Participant,  Contingent

Pensioner  or  Beneficiary entitled to receive benefits from  the  Plan would  if the Plan then terminated receive a benefit immediately  after the merger, consolidation or transfer which is equal to or greater than the benefit such person would have been entitled to receive immediately before  the  merger, consolidation, or transfer if the  Plan  had  then terminated.



       Section  12.8.   Liability  for Benefit  Payments.   It  is  the

intention  of  the  Employers to continue the  Plan  indefinitely,  but

neither   the   Employers,  nor  any  of  their  officers,   Employees,

stockholders,  directors or agents guarantee or have any liability  for the payment of the benefits under the Plan, nor shall the Employers  or any  of  such persons have any liability for the administration of  the

Plan or of the funds or assets paid over to the Trustee, except to  the extent required by ERISA.



        Section  12.9.   Mistake.   In  the  event  of  a  mistake   or

misstatement  as  to the date of birth of a Participant  or  any  other person, or a mistake as to the date of employment or eligibility  of  a

Participant  or  in  his  Period of Employment,  Service,  or  Credited

Service or otherwise affecting the amount of a benefit payment made  or to  be made to the Participant,  the Plan Administrator shall make,  if possible, such adjustment in the future benefit payment as will in  its judgment  accord  to such Participant or other person  the  benefit  to which he is properly entitled under the Plan.



                              ARTICLE 13
                 AMENDMENT, WITHDRAWAL AND TERMINATION


       Section 13.1.  Amendment.  (a)  The Company may at any time  and from  time to time amend or modify the Plan by written instrument  duly adopted by the Board of Directors of the Company or by the Committee to

the  extent  so  delegated  by  such  Board.   Any  such  amendment  or

modification shall become effective on such date as the Company or  the

Committee shall determine and may apply to Participants in the Plan  at the time thereof as well as to future Participants.



       (b)  No amendment shall operate either directly or indirectly to give the Employer any interest whatsoever in any funds or property held by the Trustee under the terms hereof, or to permit corpus or income of the  Trust  to  be  used  for or diverted to purposes  other  than  the exclusive benefit of persons who are at any time on or after  the  date hereof Employees of an Employer and the Beneficiaries of such persons.



      (c)  Except as otherwise provided or permitted by applicable laws

and  regulations,  no  amendment  shall  operate  either  directly   or

indirectly  to deprive any Participant of his nonforfeitable beneficial interest or of benefits accrued under the Plan, as constituted  at  the time of the amendment.



       (d)   No amendment shall change any vesting schedule unless each

Participant who has completed five or more years of Service (three  (3)

or  more  years of Service effective January 1, 1989) is  permitted  to elect,  within  such reasonable period after the adoption  of  such  an amendment as an Employer may from time to time designate, to  have  his non-forfeitable benefit computed under the Plan without regard to  such amendment.  Notwithstanding the foregoing, no election shall need to be offered  to  a Participant whose percentage of nonforfeitable  benefits cannot  at  any  time be lower than such percentage determined  without regard to such amendment.





       (e)   Except as permitted by applicable law and regulations,  no amendment  shall eliminate or reduce an early retirement benefit  or  a retirement-type subsidy or eliminate an optional form of benefit.



       (f)   If  the  effect  of any amendment is to  increase  current liability  (as defined in Section 401(a)(29)(E) of the Code) under  the

Plan  for  a Plan Year, and the funded current liability percentage  of the  Plan  for  the  Plan  Year in which the  amendment  takes  effect,

including the amount of the unfunded current liability under  the  Plan

attributable to the amendment, is less than sixty percent  (60%),   the

amendment shall not take effect unless and until the Employers (or  any

Affiliate  of an Employer) in its discretion provides security  to  the

Plan.   The  form  and  amount  of  such  security  shall  satisfy  the

requirements  of  Section 401(a)(29)(B) and  (C)  of  the  Code.   Such

security   may  be  released  provided  the  requirements  of   Section

401(a)(29)(D) of the Code are satisfied.



       Section  13.2.  Withdrawal.  If an Employer shall withdraw  from the  Plan under Section 10.2, the Committee shall determine the portion of  the  Trust  Fund  held by the Trustee which is  applicable  to  the

Employees  and former Employees of such Employer, and shall direct  the

Trustee  to segregate such portion in a separate Trust.  Such  separate

Trust  shall  thereafter be held and administered  as  a  part  of  the separate plan of such Employer.

   Solely for the purpose of being able to determine the portion of the

Trust  Fund which at any given time is applicable to the Employees  and former  Employees  of  an Employer, the Committee  shall  cause  to  be maintained memorandum records showing the portion of the net  worth  of the  Trust  allocable to each Employer.  The portion of such net  worth allocable  to  each Employer shall be the total contributions  of  such

Employer  less  the  total  distributions  from  the  Trust  to  former

Employees  of  such  Employer, plus the net income  of  the  Trust  and unrealized  appreciation  (or less unrealized  depreciation)  in  Trust assets  allocated to such Employer.  The net income of  the  Trust  and unrealized  appreciation  or depreciation  in  Trust  assets  shall  be allocated  at the end of each Plan Year and at such other time  as  the

Committee  may determine.  The amount of such net income and unrealized appreciation or depreciation to be allocated to each Employer for  each

Plan  Year  or other period shall be that portion of the net income  of the  Trust  and unrealized appreciation or depreciation for the  period elapsing since the date of the last allocation which the average amount allocated  to  such Employer during such period bears  to  the  average

amount  allocated  to  all Employers during such period.   The  average

amount allocated to an Employer during a period shall be deemed  to  be one-half of the sum of (i) the amount allocated to such Employer on the first day of such period and (ii) the amount allocated to such Employer on  the  first day of such period plus any contributions made  by  such

Employer  to  the Trust during such period less all distributions  from the Trust during such period to former Employees of such Employer.



       Section  13.3.  Termination.  (a)  The Employer shall  have  the

right  to  terminate  the  Plan  by  delivering  to  the  Trustee   and

Administrator  written  notice  of  such  termination.   However,   any

termination  (other  than  a  partial  termination  or  an  involuntary

termination   pursuant  to  ERISA  Section  4042)  must   satisfy   the

requirements  and follow the procedures outlined herein  and  in  ERISA

Section  4041  for  a  Standard Termination or a Distress  Termination.

Upon  any termination (full or partial), all amounts shall be allocated in  accordance with the provisions hereof and the benefits accrued  for each  affected  Participant  to the extent funded  shall  become  fully vested and shall not thereafter be subject to forfeiture.



      (b)Standard Termination Procedure:

                (1) The Administrator shall first notify all "affected parties" (as defined in ERISA Section 4001(a)(21) of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least sixty (60) days prior to the proposed termination date. However, in the case of a standard termination, it shall not be necessary to provide such notice to the Pension Benefit Guaranty Corporation (PBGC). As soon as practicable after the termination notice is given, the Administrator shall provide a follow-up notice to the PBGC setting forth the following:

                             (i)        a  certification of an enrolled
               actuary of the projected amount of the assets of the Plan as of the proposed date of final distribution of assets, the actuarial present value of the "benefit liabilities" (as defined in ERISA Section 4001(a)(16)) under the Plan as of the proposed termination date, and confirmation that the Plan is projected to be sufficient for such "benefit liabilities" as of the proposed date of final distribution;

                              (ii)         a   certification   by   the
               Administrator that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

                           (iii)        such other information  as  the
               PBGC may prescribe by regulation.

               (2) No later than the date on which the follow-up notice is sent to the PBGC, the Administrator shall provide all Participants and Beneficiaries under the Plan with an explanatory statement specifying each such person's "benefit liabilities", the benefit form on the basis of which such amount is determined, and any additional information used in determining "benefit liabilities" that may be required pursuant to regulations promulgated by the PBGC.

               (3) A standard termination may only take place if at the time the final distribution of assets occurs, the Plan is sufficient to meet all "benefit liabilities" determined as of the termination date.



      (c)Distress Termination Procedure:

                (1)       he  Administrator  shall  first  notify   all
          "affected parties" of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least 60 days prior to the proposed termination date. As soon as practicable after the termination notice is given, the Administrator shall also provide a follow-up notice to the PBGC setting forth the following:

                             (i)        a  certification of an enrolled
               actuary of the amount, as of the proposed termination date, of the current value of the assets of the Plan, the actuarial present value (as of such date) of the "benefit liabilities" under the Plan, whether the Plan is sufficient for "benefit liabilities" as of such date, the actuarial present value (as of such date) of benefits under the Plan guaranteed under ERISA Section 4022, and whether the Plan is sufficient for guaranteed benefits as of such date;

                            (ii)       in any case in which the Plan is
               not sufficient for "benefit liabilities" as of such date, the name and address of each Participant and Beneficiary under the Plan as of such date;

                             (iii)         a   certification   by   the
               Administrator that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

                           (iv)         such other information  as  the
               PBGC may prescribe by regulation.

      (2)A distress termination may only take place if:

                             (i)       the Employer demonstrates to the
               PBGC that such termination is necessary to enable the Employer to pay its debts while staying in business, or to avoid unreasonably burdensome Pension costs caused by a decline in the Employer's work force;

                            (ii)       the Employer is the subject of a
               petition seeking liquidation in a bankruptcy or insolvency proceeding which has not been dismissed as of the proposed termination date; or

                           (iii)       the Employer is the subject of a
               petition seeking reorganization in a bankruptcy or insolvency proceeding which has not been dismissed as of the proposed termination date, and the bankruptcy court (or such other appropriate court) approves the termination and determines that the Employer will be unable to continue in business outside a Chapter 11 reorganization process and that such termination is necessary to enable the Employer to pay its debts pursuant to a plan of reorganization.



   (d)   Priority and Payment of Benefits.  In the case of  a  distress termination, upon approval by the PBGC that the Plan is sufficient  for

"benefit liabilities" or for "guaranteed benefits", or in the case of a standard  termination, a letter of non-compliance has not  been  issued within the sixty (60) day period (as extended) following the receipt by the  PBGC of the follow-up notice, the Administrator shall allocate the assets  of  the Plan among Participants and Beneficiaries  pursuant  to

ERISA  Section 4044(a).  As soon as practicable thereafter, the  assets of  the  Trust  Fund  shall  be distributed  to  the  Participants  and

Beneficiaries, in cash, in kind, or through the purchase of irrevocable commitments from an insurer.  However, if all liabilities with  respect to  Participants and Beneficiaries under the Plan have  been  satisfied and  there  remains  a  balance  in the Trust  Fund  due  to  erroneous actuarial calculation, such balance, if any, shall be returned  to  the

Employer.  In the case of a distress termination in which the  PBGC  is unable  to  determine  that  the  Plan  is  sufficient  for  guaranteed benefits,  the  assets  of  the  Plan  shall  only  be  distributed  in accordance with proceedings instituted by the PBGC.



   (e)   The  termination  of the Plan shall  comply  with  such  other requirements  and  rules  as  may  be promulgated  by  the  PBGC  under authority  of Title IV of ERISA, including any rules relating  to  time periods  or  deadlines for providing notice or for making  a  necessary filing.



       Section  13.4.  Trust to be Applied Exclusively for Participants

and  their  Beneficiaries.  Subject only to the provisions of  Sections

4.1,  13.2 and 13.3, and no other provision of the Plan to the contrary notwithstanding, it shall be impossible for any part of the Trust to be used  for  or diverted to any purpose not for the exclusive benefit  of

Participants,  Contingent  Pensioners  and  Beneficiaries   either   by

operation  or  termination of the Plan, power  of  amendment  or  other means.



                              ARTICLE 14
                         TOP-HEAVY PROVISIONS


      Section 14.1.  Introduction:  If the Plan is or becomes Top-Heavy in any Plan Year,

the   provisions  of  this  Article  will  supersede  any   conflicting

provisions in the Plan.



      Section 14.2.  Definitions:

                (i) Key Employee: A person who at any time during the Plan Year meets the criteria of a Key Employee as defined in Section 416(i)(1) of the Code.

               (ii) Non-Key Employee: Any person who is not a Key Employee as defined in Section 14.2(i) above.

              (iii) Top Heavy Plan: If the Top Heavy Ratio for all plans in the Required Aggregation Group (RAG) exceeds six-tenths (6/10) then all plans in the RAG are Top Heavy unless there exists a Permissive Aggregation Group (PAG) for which the Top Heavy Ratio does not exceed six-tenths (6/10) in which case no plan in the PAG is Top Heavy.

             (iv)     Top Heavy Ratio:

               (a) If an Employer maintains one or more defined benefit plans and the Employer has never maintained any defined contribution plans (including any Simplified Employee Pension Plan) which has covered or could cover a Participant in this Plan, the Top Heavy Ratio is a fraction, the numerator of which is the sum of the present values of accrued benefits of all Key Employees as of the determination date (including any part of any accrued benefit distributed in the five-year period ending on the determination date), and the denominator of which is the sum of all accrued benefits (including any part of any accrued benefit distributed in the five-year period ending on the determination date) of all Participants as of the determination date.

               (b)      If  an  Employer maintains one or more  defined
          contribution  plans (including a Simplified Employee  Pension
          Plan) and the Employer maintains or has maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, the Top Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the present value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the present value of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the Top Heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit made in the five-year period ending on the determination date and any contribution due but unpaid as of the determination date.

               (c) For purposes of (a) and (b) above, the values of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded.

                       The account balance or accrued benefit of and Employee shall be disregarded if the Employee has not received  any  compensation from and has  not  performed  any services for the Employer over the five year period ending on the determination date. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers an transfers are taken into account will be made in accordance with Section 416 of the Code and the Regulations thereunder. Deductible Employer contributions will not be taken into account for purposes of computing the Top Heavy Ratio. However, Participant Contribution Accounts are included in such computation. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

               (v) Permissive Aggregation Group: The required aggregation group of plans plus any other plan or plans of an Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

              (vi) Required Aggregation Group: (1) Each qualified plan of an Employer in which at least one Key Employee participates, and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

              (vii) Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

            (viii) Valuation Date: The last day of the Plan Year as of which account balances or accrued benefits are valued for purposes of calculating the Top Heavy Ratio.

              (ix) Present Value: Present value shall be based only on the interest and mortality rates specified in
          Article 2(1).



      Section 14.3.  Minimum Accrued Benefit:  (1)  Notwithstanding any

other  provision in this Plan except (3) and (4) below,  a  Participant who  is not a Key Employee will accrue a minimum benefit for each  year

of  Service.   Years  of Service shall be excluded for  the  Plan  Year

ending  during such year of Service the Plan was not Top  Heavy.   This

minimum  benefit shall be derived entirely from Employer  contributions and  when  expressed as a life annuity shall be not less than two  (2%)

percent  of  his highest average compensation for the five  consecutive

years  for  which  the Participant had the highest  compensation.   The

minimum  accrual  is determined without regard to any  Social  Security contribution.  The minimum accrual applies even though under other Plan provisions  the Participant would not otherwise be entitled to  receive an  accrual,  or  would  have received a lesser accrual  for  the  year because  (i) the Non-Key Employee's compensation is less than a  stated

amount,  (ii) the Non-Key Employee is not employed on the last  day  of the  accrual  computation period, or (iii) the Plan is integrated  with

Social Security.



    (2)   For  purposes  of  computing  the  minimum  accrued  benefit,

compensation will include either (i) all compensation, as that term  is defined  for Section 415 purposes, (ii) all wages subject to tax  under

Section  3101(a) without the dollar limitation of Section  3121(a),  or

(iii)  W-2 wages for the calendar year ending with or within  the  Plan

Year.



  (3)  No additional benefit accruals shall be provided pursuant to (1)

above  to  the  extent  that  the  total  accruals  on  behalf  of  the

Participant  attributable  to  Employer contributions  will  provide  a benefit expressed as a life annuity commencing at Normal Retirement Age that  equals  or  exceeds  twenty (20%) percent  of  the  Participant's highest  average  compensation for the five (5) consecutive  years  for which the Participant had the highest compensation.



   (4)   The provisions in (1) above shall not apply to any Participant to  the extent that the Participant is covered under any other plan  or plans  of  the Employer.  The maximum allocation or benefit requirement applicable  to  this Top Heavy Plan will be met in the  other  plan  or plans.



       Section 14.4.  Adjustment of Benefit:  If the form of benefit is other  than a single life annuity, the Employee must receive an  amount that  is  the  actuarial equivalent of the minimum single life  annuity

benefit.   If  the  benefit commences at a date other  than  at  Normal

Retirement  Age, the Employer must receive at least an amount  that  is the  actuarial  equivalent of the minimum single life  annuity  benefit commencing at Normal Retirement Age.



      Section 14.5.  Nonforfeitability of Benefit:  The minimum accrued benefit required to be nonforfeitable under Section 416(b) may  not  be forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D).



       Section 14.6.  Minimum Vesting:  For any Plan Year in which this

Plan  is Top Heavy, and for all subsequent Plan Years, an Employee  who has completed at least three years of Service with an Employer is fully and non-forfeitably vested in his Pension.



       Section  14.7.  Further Limitations.  If the Plan is  Top  Heavy

"100%"  shall  be  substituted  for "125%"  in  the  Code  Section  415 limitations which are incorporated by reference into Article 7, unless:



   (a)  The Plan would not be Top Heavy if "9/10" were substituted  for

"6/10" under 14.2(iii) and



   (b)  "Three percent" is substituted for "two percent" under  Section

14.3  or the defined contribution plan provides a integrated Top  Heavy minimum allocation equal to 7.5% of the Participant's compensation.



                              ARTICLE 15
                     CHANGE IN CONTROL PROVISIONS


       For  purposes of this Article 15 only, termination of employment means  the  termination of employment by IMC Global  Operations  Group,

Inc.,  the  Company or its successor company of an employee  who  is  a participant  in  the Plan, that occurs after a Change  in  Control  has occurred and is not due to cause and is not voluntary.  Termination  of

Employment  shall not be deemed to be voluntary if the Employee  elects to  resign  because his or her position, responsibility,  benefits,  or compensation have been adversely changed or diminished.

   A Participant who has experienced termination of employment (as that term  is  defined in Article 2(40), as a result of a Change in  Control

(as  defined in Article 2(6)) of IMC Fertilizer Group, Inc., the parent

corporation  of  IMC  Global  Operations  Inc.,  shall  be  fully   and

immediately  vested in his accrued benefits under the Plan  whether  or not  he  was otherwise vested under the terms of the Plan prior to  the

happening  of  such  event.   In  addition,  a  Participant   who   has

experienced  termination from employment (as defined in Article  2(40))

as  a result of Change in Control (as defined in Article 2(6)) will  be credited  with twenty-four months of Credited Service and  Service  for all  purposes  under the Plan in addition to such Service and  Credited

Service   as  he  had  otherwise  earned  immediately  prior  to   such

Termination  of  Employment as a result of a Change in Control  of  IMC

Fertilizer  Group,  Inc.   Such additional Credited  Service  shall  be

assumed under Section 5.1(b)(ii)(B) and (C) where applicable.



       IN  WITNESS WHEREOF, IMC Global Operations Inc. has  caused  its corporate  seal  to be hereunto affixed by its officers thereunto  duly authorized this 31st day of December, 1994.





                             IMC GLOBAL OPERATIONS INC.



                             By  Allen C. Miller

                                -------------------------



(Corporate Seal)

ATTEST:



Marschall I. Smith

-------------------------

                       APPENDIX A TO THE
                        RETIREMENT PLAN
                              FOR
                       SALARIED EMPLOYEES
                               OF
                   IMC GLOBAL OPERATIONS INC.


     This Appendix A applies only to participants covered by a plan known as the Retirement Plan for Hourly Employees of IMC Fertilizer, Inc. Represented by Local #4-786 Oil, Chemical and Atomic Workers International Union (hereinafter the "Sterlington Union Plan").

    Effective April 16, 1992 the Sterlington Union Plan was merged with this Plan, and all participants in the Sterlington Union Plan are Participants in this Plan for purposes of their frozen benefits under the Sterlington Union Plan, as herein provided.

     The accrued benefit of each participant in the Sterlington Union Plan is fully vested and will, for each participant of that plan as a Participant under this Plan, be limited to his accrued benefit as of April 16, 1992, as such benefits were determined under the Sterlington Union Plan in effect on that date. Participants under the Sterlington Union Plan will accrue no further benefits.

     With the exception of the foregoing, the terms of this Plan as amended and restated shall apply, to Participants who participated in the Sterlington Union Plan, in the same manner as they apply to all other Participants under this Plan.